Exhibit 10.4

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of January 13, 2020 and is entered into by and among (a) (a) (i) OAK STREET HEALTH, LLC, an Illinois limited liability company (“Oak Street Health”), (ii) OAK STREET HEALTH MSO, LLC, an Illinois limited liability company (“Oak Street Health MSO”), (iii) ACORN NETWORK, LLC, an Illinois limited liability company (“Acorn Network”), (iv) OAK STREET HEALTH PHYSICIANS GROUP, P.C., an Illinois professional corporation (“OSH Physicians”), (v) OSH-IL PHYSICIANS GROUP, LLC, an Illinois limited liability company (“OSH-IL”), (vi) OSH-MI PHYSICIANS GROUP, PC, a Michigan professional corporation (“OSH-MI”), (vii) OSH-IN PHYSICIANS GROUP, PC, an Indiana professional corporation (“OSH-IN”), (viii) OSH-OH PHYSICIANS GROUP, LLC, an Ohio limited liability company (“OSH-OH”), (ix) OSH-PA PHYSICIANS GROUP, PC, a Pennsylvania professional corporation (“OSH-PA”), (x) OSH-NJ PHYSICIANS GROUP, PC, a New Jersey professional corporation (“OSH-NJ”), and (xi) OSH-RI PHYSICIANS GROUP, P.C., a Rhode Island professional corporation (“OSH-RI”; and together with Oak Street Health, Oak Street Health MSO, Acorn Network, OSH Physicians, OSH-IL, OSH-MI, OSH-IN, OSH-OH, OSH-PA, and OSH-NJ, jointly and severally, individually and collectively, “Borrower”), (b) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as “Lender”) and (c) HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower, Agent and Lender have entered into that certain Loan and Security Agreement dated as of August 7, 2017, as amended by that certain Consent and First Amendment to Loan and Security Agreement dated as of July 13, 2018 among Borrower, Agent and Lender, and as further amended by that certain Joinder and Second Amendment to Loan and Security Agreement dated as of April 26, 2019 among Borrower, Agent and Lender (as amended, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B. In accordance with Section 11.3 of the Loan Agreement, Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment, the Loan Agreement is hereby amended as follows:

1.1 The Loan Agreement shall be amended by deleting the following definitions appearing in Section 1.1 thereof (Definitions and Rules of Construction) and inserting in lieu thereof the following:

“Amortization Date” means July 1, 2020; provided however, if (a) Performance Milestone is achieved, then the “Amortization Date” shall mean January 1, 2021; (b) Performance Milestone II is achieved, then the “Amortization Date” shall mean October 1, 2021; and (c) Performance Milestone III is achieved, then the “Amortization Date” shall mean April 1, 2022.

“Performance Milestone” means satisfaction of each of the following: (a) no default or Event of Default shall have occurred and be continuing, and (b) Borrower has delivered to Agent evidence satisfactory to Agent in Agent’s sole discretion that any one of the following has occurred on or prior to June 30, 2020 (which confirmation may require supporting documentation reasonably requested by Agent): (i) the Equity Event, (ii) the Clinic Level Equity Event, (iii) the Clinic Level Event, (iv) the Capital Event, or (v) the Patient Level Equity Event.

“Term Loan Maturity Date” means June 1, 2022; provided however, that (a) if all of the First Term Loan Maturity Date Extension Conditions are satisfied on or prior to June 30, 2020, the “Term Loan Maturity Date” shall mean December 1, 2022; and (b) if all of the Second Term Loan Maturity Date Extension Conditions are satisfied on or prior to September 30, 2021, the “Term Loan Maturity Date” shall mean June 1, 2023.

“Term Loan Interest Rate” means for any day a floating per annum rate of interest equal to the greater of either (a) nine and three-quarters of one percent (9.75%) and (b) the sum of (i) the Prime Rate plus (ii) five percent (5.00%), which shall be reduced to a floating per annum rate of interest equal to the greater of either (a) nine and one-quarter of one percent (9.25%) and (b) the sum of (i) the Prime Rate plus (ii) four and one-half of one percent (4.50%) upon the achievement of Performance Milestone III.

1.2 The Loan Agreement shall be amended by inserting the following new definitions to appear in proper alphabetical order in Section 1.1 thereof (Definitions and Rules of Construction):

“First Term Loan Maturity Date Extension Conditions” shall mean satisfaction of all of the following: (a) no default or Event of Default shall have occurred and be continuing, (b) Agent shall have confirmed (which confirmation may require supporting documentation requested by Agent) that, on or prior to June 30, 2020, Borrower has achieved the Performance Milestone, and (c) Agent shall have received, on or prior to June 30, 2020, a written request from Borrower to extend the Term Loan Maturity Date to December 1, 2022.

“Initial Public Offering” is the initial, underwritten offering and sale of Borrower’s common stock to the public pursuant to an effective registration statement under the Securities Act that results in such common stock being listed on a United States national securities exchange.

“Patient Level Equity Event” means satisfaction of each of the following events: (a) Borrower has achieved and maintained Patient Level Contribution on a trailing six (6) month basis of at least Ninety-Seven Million Five Hundred Thousand Dollars ($97,500,000.00) for any period after the Third Amendment Closing Date but on or prior to June 30, 2020, and (b) Borrower has received, after November 20, 2019, but on or prior to June 30, 2020, unrestricted and unencumbered (including, not subject to any redemption, clawback, escrow or similar restriction or encumbrance) net cash proceeds (deposited into accounts in the name of Borrower that are subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement) in a minimum amount of at least Ninety Million Dollars ($90,000,000.00) in connection with the issuance and sale by Oak Street Health of its equity securities, in each case subject to verification by Agent (including supporting documentation reasonably requested by Agent).

“Performance Milestone II” means satisfaction of each of the following events: (a) no default or Event of Default shall have occurred and be continuing, and (b) Borrower has received, after November 20, 2019, but on or prior to June 30, 2020, unrestricted and unencumbered (including, not subject to any redemption, clawback, escrow or similar restriction or encumbrance) net cash proceeds (deposited into accounts in the name of Borrower that are subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement) in a minimum amount of at least One Hundred Seventy-Five Million Dollars ($175,000,000.00) in connection with the issuance and sale by Oak Street Health of its equity securities, in each case subject to verification by Agent (including supporting documentation reasonably requested by Agent) (which amount may be inclusive of the unrestricted and unencumbered net cash proceeds that Borrower has received with respect to the Performance Milestone).

“Performance Milestone III” means satisfaction of each of the following events: (a) no default or Event of Default shall have occurred and be continuing, and (b) Borrower has received, after November 20, 2019, but on or prior to September 30, 2021, unrestricted and unencumbered (including, not subject to any redemption, clawback, escrow or similar restriction or encumbrance) net cash proceeds (deposited into accounts in the name of Borrower that are subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement) in a minimum amount of at least Three Hundred Million Dollars ($300,000,000.00) in connection with the issuance and sale by Oak Street Health of its equity securities, in each case subject to verification by Agent (including supporting documentation reasonably requested by Agent) (which amount may be inclusive of the unrestricted and unencumbered net cash proceeds that Borrower has received with respect to the Performance Milestone and Performance Milestone II) and (c) Borrower has completed an Initial Public Offering.

“Second Term Loan Maturity Date Extension Conditions” shall mean satisfaction of all of the following: (a) no Event of Default shall have occurred and be continuing, (b) Agent shall have confirmed (which confirmation may require supporting documentation requested by Agent) that, on or prior to September 30, 2021, Borrower has achieved Performance Milestone III, and (c) Agent shall have received, on or prior to September 30, 2021, a written request from Borrower to extend the Term Loan Maturity Date to June 1, 2023.

“Securities Act” means the Securities Act of 1933, as amended.

“Third Amendment Closing Date” is January 13, 2020.

1.3 The Loan Agreement shall be amended by deleting the following definitions: (a) Interest Only Extension Conditions and (b) Term Loan Maturity Date Extension Conditions.

1.4 The first sentence of Section 2.4 (Prepayment) of the Loan Agreement shall be amended in its entirety and replaced with the following:

“At its option upon at least seven (7) Business Days prior written notice to Agent, Borrower may prepay all, but not less than all, of the outstanding Advances by paying the entire principal balance, and all accrued and unpaid interest thereon, all unpaid Lender’s fees and expenses accrued to the date of the repayment (including, without limitation, the End of Term Charge), together with a prepayment charge equal to the following percentage of the Advance amount being prepaid: if such Advance amounts are prepaid on or prior to June 30, 2020, two percent (2.0%); if such Advance amounts are prepaid after June 30, 2020, but on or prior to December 31, 2020, one percent (1.0%); and if such Advance amounts are prepaid after December 31, 2020 but prior to the Term Loan Maturity Date, one-half of one percent (0.50%) (each, a “Prepayment Charge”).

1.5 Section 2.5(b) (End of Term Charge) of the Loan Agreement shall be amended by deleting the words “Term Loan Maturity Date” appearing therein, and inserting in lieu thereof the words “June 1, 2022”.

1.6 Section 7.19(c) (Performance Covenant) of the Loan Agreement shall be amended in its entirety and replaced with the following:

“ (c) Performance Covenant. Borrower shall, at all times after the 2019 Term B Loan Advance is made through the Performance Covenant End Date, either (i) maintain unrestricted cash (deposited into accounts in the name of Borrower that are subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement) of at least Ten Million Dollars ($10,000,000.00) or (ii) achieve and maintain both (A) unrestricted cash (deposited into accounts in the name of Borrower that are subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement) of at least Five Million Dollars ($5,000,000.00) and (B) Aggregate 2013-2016 Vintage Clinic Level Contribution on a trailing six (6) month basis of at least Twelve Million Five Hundred Thousand Dollars ($12,500,000.00).”

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

2.1 Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lender.

2.2 Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

2.3 The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Agent and/or Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

2.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.

2.5 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

2.6 As of the date hereof, it has no defenses against the obligations to pay any amounts under the Secured Obligations. Borrower acknowledges that each of Agent and Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that each of Agent and Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent and/or Lender may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1 Amendment. Borrower, Agent and Lender shall have duly executed and delivered this Amendment to Lender and such other documents as Agent may reasonably request.

4.2 Payment of Lender Expenses. Borrower shall have paid all reasonable Lender expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment for the documentation and negotiation of this Amendment.

5. POST-CLOSING CONDITIONS. Borrower shall, within sixty (60) days after the Third Amendment Closing Date, (i) cause Oak Street Health of Texas PLLC, a Texas professional limited liability company, and any other Physicians Group formed after the Second Amendment Closing Date, (each, a “New Borrower”) to provide to Agent and the Lenders a joinder to the Loan Agreement to cause each such New Borrower to become a co-borrower thereunder, together with such appropriate financing statements and/or Account Control Agreements, all in form and substance satisfactory to Agent and the Lenders (including being sufficient to grant Agent, for the ratable benefit of the Lenders, a first priority perfected security interest in all assets (including Intellectual Property) of New Borrower), and (ii) provide to Agent and the Lenders all other documentation in form and substance satisfactory to Agent and the Lenders which, in their opinion, is appropriate with respect to the execution and delivery of the applicable documentation referred to effect such a joinder to the Loan Agreement.

6. RELEASE. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lender and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Borrower waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

8. INCORPORATION BY REFERENCE. The provisions of Section 11 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

OAK STREET HEALTH, LLC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Chief Legal Officer

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Chief Legal Officer

ACORN NETWORK, LLC

By: Oak Street Health MSO, LLC, its Manager

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Chief Legal Officer

OAK STREET HEALTH PHYSICIANS GROUP, P.C.

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-IL PHYSICIANS GROUP, LLC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-MI PHYSICIANS GROUP, PC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-IN PHYSICIANS GROUP, PC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-OH PHYSICIANS GROUP, LLC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-PA PHYSICIANS GROUP, PC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-NJ PHYSICIANS GROUP, PC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-RI PHYSICIANS GROUP, P.C.

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/ Zhuo Huang
Print Name:	Zhuo Huang
Title:	Associate General Counsel

LENDER:

HERCULES CAPITAL, INC.

Signature:	/s/ Zhuo Huang
Print Name:	Zhuo Huang
Title:	Associate General Counsel

HERCULES CAPITAL FUNDING TRUST 2019-1

By: Hercules Capital Inc., as Servicer

Signature:	/s/ Zhuo Huang
Print Name:	Zhuo Huang
Title:	Associate General Counsel

HERCULES CAPITAL FUNDING TRUST 2018-1

By: Hercules Capital, Inc., as Servicer

Signature:	/s/ Zhuo Huang
Print Name:	Zhuo Huang
Title:	Associate General Counsel